UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2020

Schultze Special Purpose Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38760	83-0891815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Westchester Avenue, Suite 632 Rye Brook, NY	10573
(Address of principal executive offices)	(Zip Code)

(914) 701-5260
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Warrant	SAMAU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	SAMA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	SAMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 11, 2020, Clever Leaves International Inc., a corporation organized under the laws of British Columbia, Canada (“Clever Leaves”), issued a press release, which referenced the Business Combination Agreement, dated July 25, 2020 by and among Schultze Special Purpose Acquisition Corp. (“SAMA”), Clever Leaves, Clever Leaves Holdings Inc., a corporation organized under the laws of British Columbia, Canada, and a wholly-owned subsidiary of Clever Leaves (“Holdco”), and Novel Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Holdco, pursuant to which SAMA agreed to combine with Clever Leaves in a business combination (the “Business Combination”) that will result in Clever Leaves becoming a direct wholly-owned subsidiary of Holdco and SAMA becoming a direct wholly-owned subsidiary of Clever Leaves. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Such exhibit and the information set forth therein is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Holdco has filed a Registration Statement on Form S-4 (the “Form S-4”) with the SEC which includes a prospectus with respect to Holdco’s securities to be issued in connection with the Business Combination and a proxy statement with respect to SAMA’s stockholder meeting at which SAMA’s stockholders will be asked to vote on the proposed Business Combination. The registration statement has not become effective. SAMA, Clever Leaves and Holdco urge investors, stockholders and other interested persons to read the Form S-4, including the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents contain important information about the Business Combination. Following the registration statement having been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to stockholders of SAMA as of a record date to be established for voting on the Business Combination. SAMA’s stockholders can also obtain a copy of such documents, without charge, by directing a request to: Schultze Special Purpose Acquisition Corp, 800 Westchester Avenue, Suite 632, Rye Brook, New York 10573; e-mail: sdu@samco.net. These documents can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

SAMA, Clever Leaves, Holdco and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of SAMA stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of SAMA’s directors and executive officers in SAMA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 10, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to SAMA’s stockholders in connection with the Business Combination is set forth in the proxy statement/prospectus contained in the Form S-4 for the Business Combination. Information concerning the interests of SAMA’s and Clever Leaves’ participants in the solicitation, which may, in some cases, be different than those of SAMA’s and Clever Leaves’ equity holders generally, is set forth in the proxy statement/prospectus contained in the Form S-4 relating to the Business Combination.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of SAMA, Holdco or Clever Leaves, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be identified by the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions). Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Factors that may cause such differences include, without limitation, SAMA’s and Clever Leaves’ inability to complete the transactions contemplated by the Business Combination; matters discovered by the parties as they complete their respective due diligence investigation of the other; the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the amount of cash available following any redemptions by SAMA stockholders; the ability to meet NASDAQ’s listing standards following the consummation of the Business Combination; costs related to the Business Combination; expectations with respect to future operating and financial performance and growth, including when Clever Leaves or Holdco will become cash flow positive; the timing of the completion of the Business Combination; Clever Leaves’ ability to execute its business plans and strategy and to receive regulatory approvals; potential litigation involving the parties; global economic conditions; geopolitical events, natural disasters, acts of God and pandemics, including, but not limited to, the economic and operational disruptions and other effects of COVID-19; regulatory requirements and changes thereto; access to additional financing; and other risks and uncertainties indicated from time to time in filings with the SEC. Other factors include the possibility that the proposed transaction does not close, including due to the failure to receive required security holder approvals, the failure to obtain an extension of the business combination deadline if sought by SAMA or the failure to satisfy other closing conditions. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in SAMA’s most recent filings with the SEC and is contained in the Form S-4, including the proxy statement/prospectus. All subsequent written and oral forward-looking statements concerning SAMA, Clever Leaves or Holdco, the transactions described herein or other matters and attributable to SAMA, Clever Leaves, Holdco or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of SAMA, Clever Leaves and Holdco expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 8.01. Other Events.

See Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 11, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHULTZE SPECIAL PURPOSE ACQUISITION CORP.

By:	/s/ Gary M. Julien
Name: Gary M. Julien
Title: Executive Vice President

Date: August 11, 2020